Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Commitments and contingencies [Abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
(a)Capital commitments
Property and equipment commitments not provided for are as follows:

	June 30,	December 31,
	2021	2020
	(US$ in millions)
	(Unaudited)	(Audited)
Contracted but not provided for	$222	$385

(b)Litigation
The Group has contingent liabilities arising in the ordinary course of business. Management has made estimates for potential litigation costs based upon consultation with legal counsel. Actual results could differ from these estimates; however, in the opinion of management, such litigation and claims will not have a material adverse effect on the Group’s financial condition, results of operations or cash flows.
COMMITMENTS AND CONTINGENCIES
(a)Capital commitments
Significant capital expenditure on property and equipment contracted for at the end of the reporting period but not recognized as liabilities is as follows:

	December 31,
	2019	2020
	(US$ in millions)
Contracted but not provided for	$1,001	$385
(b)Litigation
The Group has contingent liabilities arising in the ordinary course of business. Management has made estimates for potential litigation costs based upon consultation with legal counsel. Actual results could differ from these estimates; however, in the opinion of management, such litigation and claims will not have a material adverse effect on the Group’s financial condition, results of operations or cash flows.
(c)Concession and Subconcession
On June 26, 2002, the Macao government granted a concession to operate casinos in Macao through June 26, 2022, subject to certain qualifications, to Galaxy, a consortium of Macao and Hong Kong-based investors. During December 2002, VML and Galaxy entered into a Subconcession Contract that was recognized and approved by the Macao government and allows VML to develop and operate casino projects, including The Venetian Macao, The Londoner Macao (formerly Sands Cotai Central), The Parisian Macao, The Plaza Macao and Sands Macao, separately from Galaxy. Beginning on December 26, 2017, the Macao government may redeem the Subconcession Contract by providing the Group at least one year’s prior notice. The Subconcession of VML will expire on June 26, 2022.
Under the Subconcession, the Group is obligated to pay to the Macao government an annual premium with a fixed portion and a variable portion based on the number and type of gaming tables it employs and gaming machines it operates. The fixed portion of the premium is equal to MOP30 million (approximately US$4 million at the exchange rate in effect on December 31, 2020). The variable portion is equal to MOP300,000 per gaming table reserved exclusively for certain kinds of games or players, MOP150,000 per gaming table not so reserved and MOP1,000 per electrical or mechanical gaming machine, including slot machines (approximately US$37,570, US$18,785 and US$125, respectively, at the exchange rate in effect on December 31, 2020), subject to a minimum of MOP45 million (approximately US$6 million at the exchange rate in effect on December 31, 2020). The Group is also obligated to pay a special gaming tax of 35% of gross gaming revenues and applicable withholding taxes. The Group must also contribute 4% of its gross gaming revenue to utilities designated by the Macao government, a portion of which must be used for promotion of tourism in Macao. Based on the number and types of gaming tables employed and gaming machines in operation as at December 31, 2020, the Group was obligated under its Subconcession to make minimum future payments of approximately US$41 million during the year ending December 31, 2021, and approximately US$21 million during the year ending December 31, 2022. Based on the number and types of gaming tables employed and gaming machines in operation as at December 31, 2019, the Group was obligated under its Subconcession to make minimum future payments of approximately US$42 million during each of the two years in the period ending December 31, 2021, and approximately US$21 million during the year ending December 31, 2022.

(d)Construction labor
In recent years, the Group has utilized an imported construction labor quota granted by the Labour Affairs Bureau of the Macao government for purposes of completing outstanding areas within The Londoner Macao (formerly Sands Cotai Central) and The Parisian Macao project and for additions and alterations works in The Venetian Macao, The Plaza Macao and The Londoner Macao (the “Group Quota”). The Group Quota has been renewed and the import quota increased over the years, but is expected to decrease in 2021 as renovation and refurbishment works at The Londoner Macao are gradually completed. The Group Quota alone has historically not provided for sufficient numbers of staff and labor to complete construction works. The shortfall is covered by separate labor quotas applied by and awarded directly to the contractors by the Labour Affairs Bureau of the Macao government (the “Contractor Quota”).
Since 2018, BCA (Macau) Limited has been retained to manage the Group Quota on behalf and at the direction of the Group. However, in accordance with Macao labor law, the Group remains primarily liable for the fulfillment of all employer legal obligations and for the costs associated with persons employed under the Group Quota, including where such persons are seconded to contractors. Contractors utilizing seconded labor under the Group Quota are contractually obligated to reimburse and indemnify the Group for any and all costs incurred as a result of the secondment arrangement. In addition, the Group has the right to recover such costs against any amounts due to the contractors. Although the Group is not directly liable, it may be held vicariously liable for payments under the Contractor Quota if contractors working on the Company’s development projects fail to pay wages. The Group maintains a contingency in case it is unable to fully recover amounts owed to construction labor from contractors in such circumstances.